                                                                   EXHIBIT 99.j2

                                POWER OF ATTORNEY

     We, the undersigned Officers, Directors or Trustees, as the case may be, of the following investment companies:

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                    American Century International Bond Funds
                        American Century Investment Trust
                        American Century Municipal Trust
                American Century Quantitative Equity Funds, Inc.
                    American Century Target Maturities Trust
                  American Century Variable Portfolios II, Inc.
                           (collectively, the "Funds")

hereby constitute and appoint David C. Tucker, Charles A. Etherington,  David H.
Reinmiller,  Charles C.S. Park, Janet A. Nash,  Brian L. Brogan,  Otis H. Cowan,
Kathleen Gunja Nelson,  Christine J. Crossley,  and Ryan L. Blaine, each of them singly, my true and lawful  attorneys-in-fact,  with full power of substitution, and with  full  power to each of them,  (a) to sign for me and in my name in the appropriate  capacities,  all Registration Statements of the Funds on Form N-1A,
Form  N-8A  or  any  successor  thereto,  any  and  all  subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith; (b)
to make, file, execute,  amend and withdraw documents of every kind, and to take other action of whatever kind they may elect,  for the purpose of complying with all laws relating to the sale of securities of the Fund; and (c) generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities  Act of 1933 and the  Investment  Company Act of 1940, and all
related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by  virtue  hereof.  This  power of  attorney  is  effective  for all documents filed on or after December 2, 2005.

This power of attorney may be executed in  counterparts,  each of which shall be deemed  an  original,  but all of  which  shall  constitute  one  and  the  same instrument.

     WITNESS our hands on this 2nd day of December, 2005.

                               SIGNATURE AND TITLE

/s/ William M. Lyons
-----------------------------------
William M. Lyons

/s/ Maryanne Roepke
-----------------------------------
Maryanne Roepke

/s/ Antonio Canova                      /s/ Myron S. Scholes
-----------------------------------     ----------------------------------------
Antonio  Canova                         Myron S. Scholes

/s/ John Freidenrich                    /s/ Kenneth E. Scott
-----------------------------------     ----------------------------------------
John Freidenrich                        Kenneth E. Scott

/s/ Ronald J. Gilson                    /s/ John B. Shoven
-----------------------------------     ----------------------------------------
Ronald J. Gilson                        John B. Shoven

/s/ Kathryn Hall                        /s/ Jeanne D. Wohlers
-----------------------------------     ----------------------------------------
Kathryn Hall                            Jeanne D. Wohlers